SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 21, 2004

GUNDLE/SLT ENVIRONMENTAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9307	22-2731074
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19103 Gundle Road

Houston, Texas 77073

(Address of Registrant’s principal executive offices)

(281) 443-8564

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Disclosure of Results of Operations and Financial Condition

On April 21, 2004, Gundle/SLT Environmental, Inc. (the “Company”) issued a press release announcing operating results for the quarter ended March 31, 2004. A copy of this press release is being furnished as an exhibit to this report pursuant and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1 -  Gundle/SLT Environmental, Inc. Press Release dated April 21, 2004.

[Signature page follows]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED this 21st day of April, 2004.

GUNDLE/SLT ENVIRONMENTAL, INC.

By:	/s/ Roger J. Klatt
Roger J. Klatt,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1 —	Gundle/SLT Environmental, Inc. Press Release dated April 21, 2004.

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